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                                                                    Exhibit 99.1

                     Signatures of the Reporting Persons



TH LEE PUTNAM VENTURES, L.P.

By: TH Lee Putnam Fund Advisors,  L.P., its general partner
By: TH Lee Putnam Fund Advisors,  LLC, its  general  partner

By: /s/ James Brown                                                     2/17/05
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    Signature of Reporting Person**                                     Date
    Name:  James Brown
    Title: Managing Director

TH LEE PUTNAM PARALLEL VENTURES, L.P.
By: TH Lee Putnam  Fund  Advisors,  L.P.,  its  general  partner
By: TH Lee Putnam Fund Advisors, LLC, its general partner

By: /s/ James Brown                                                     2/17/05
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    Signature of Reporting Person**                                     Date
    Name:  James Brown
    Title: Managing Director

TH LEE PUTNAM FUND ADVISORS,  L.P.
By: TH Lee Putnam Fund Advisors,  LLC, its general partner

By: /s/ James Brown                                                     2/17/05
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    Signature of Reporting Person**                                     Date
    Name:  James Brown
    Title: Managing Director

TH LEE PUTNAM FUND ADVISORS, LLC

By: /s/ James Brown                                                     2/17/05
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    Signature of Reporting Person**                                     Date
    Name:  James Brown
    Title: Managing Director

TH LEE GLOBAL INTERNET MANAGERS, L.P.

By: TH Lee Global Internet Advisors, LLC

By: /s/ James Brown                                                     2/17/05
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     Signature of Reporting Person**                                    Date
     Name: James Brown
     Title:Managing Director


TH LEE GLOBAL INTERNET ADVISORS, LLC
By: /s/ James Brown                                                     2/17/05
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    Signature of Reporting Person**                                     Date
    Name:  James Brown
    Title: Managing Director

THLi COINVESTMENT PARTNERS,  LLC
By: TH Lee Putnam Fund  Advisors,  L.P.,  its general partner
By: TH Lee Putnam Fund Advisors, LLC, its general partner

By: /s/ James Brown                                                     2/17/05
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    Signature of Reporting Person**                                     Date
    Name:  James Brown
    Title: Managing Director

BLUESTAR I, LLC

By: /s/ Thomas H.Lee                                                    2/17/05
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    Signature of Reporting Person**                                     Date
    Name:  Thomas H. Lee
    Title: Managing Member